SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  May 13, 2003


                             EXTEN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                        0-16354                 52-1412493
 (State or other                  (Commission            (I.R.S. Employer
  jurisdiction                   File Number)           Identification No.)
of incorporation)

                       55 Access Road, Suite 700
                              Warwick, RI                        02886
               (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:     (401) 384-6789








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ITEM 5. OTHER EVENTS

On May 13, 2003 Exten Industries, Inc. (Exten) issued a press release filed herewith as Exhibit 99.1 announcing that Exten signed an agreement with Stanton Walker of New York to analyze, negotiate and identify business opportunities.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1  A copy of this press release dated May 13, 2003 is attached as Exhibit
      99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EXTEN INDUSTRIES, INC.


Date: May 13, 2003                          By:  /s/ W. GERALD NEWMIN
                                                ----------------------------
                                                     W. Gerald Newmin,
                                                     Chief Executive Officer